SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): March 31, 2011


                               EFT HOLDINGS, INC.
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)


     Nevada                          000-53730                  20-1211204
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(State or other jurisdiction    (Commission File No.)        (IRS Employer
 of incorporation)                                           Identification No.)



                        17800 Castleton Street, Suite 300
                           City of Industry, CA 91748
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          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (626) 581-3335
                                                           --------------




                                       N/A
                         ------------------------------
          (Former name or former address if changed since last report)

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Item 5.02. Departure  of  Directors  or  Certain  Officers;  Election  of
           Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On March 31, 2011 George Curry resigned as an officer and director of the Company.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 4, 2011

                                   EFT BIOTECH HOLDINGS, INC.



                                   By: /s/ William T. Hart
                                      -----------------------------------
                                      William T. Hart, Corporate Attorney


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